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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Registration Nos. 2-62214, 33-23952, 33-25455, 33-25454,
33-28396, 33-30599, 2-91519, 33-60428, 33-60426, 33-54335) and the Registration
Statement on Form S-3 (No. 333-38249) of Union Camp Corporation of our report dated February 5, 1998 appearing on page 9 of this Annual Report on Form 10-K/A-2.

PRICEWATERHOUSECOOPERS LLP

New York, New York
March 29, 1999

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